INVESCO EUROPEAN SMALL COMPANY FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:    6/30/2012
FILE NUMBER :         811-1540
SERIES NO.:           18

74U.    1  Number of shares outstanding (000's Omitted)
           Class A         7,384

        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B           749
           Class C         1,297
           Class Y         1,523

74V.    1  Net asset value per share (to nearest cent)
           Class A       $ 10.22

        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B       $  9.70
           Class C       $  9.71
           Class Y       $ 10.25

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INVESCO INTERNATIONAL SMALL COMPANY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:    6/30/2012
FILE NUMBER :         811-1540
SERIES NO.:           19

74U.    1  Number of shares outstanding (000's Omitted)
           Class A               15,903

        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                  730
           Class C                2,002
           Class Y                3,802
           Institutional Class    3,917

74V.    1  Net asset value per share (to nearest cent)
           Class A              $ 17.94

        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B              $ 17.31
           Class C              $ 17.31
           Class Y              $ 18.00
           Institutional Class  $ 17.89

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INVESCO SMALL CAP  EQUITY FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:    6/30/2012
FILE NUMBER :         811-1540
SERIES NO.:           21

74U.    1  Number of shares outstanding (000's Omitted)
           Class A               30,188

        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                1,249
           Class C                4,251
           Class R                6,526
           Class Y                6,122
           Institutional Class   13,793

74V.    1  Net asset value per share (to nearest cent)
           Class A              $ 12.72

        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B              $ 11.45
           Class C              $ 11.45
           Class R              $ 12.36
           Class Y              $ 12.86
           Institutional Class  $ 13.31

INVESCO GLOBAL CORE EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:    6/30/2012
FILE NUMBER :         811-1540
SERIES NO.:           23

74U.    1  Number of shares outstanding (000's Omitted)
           Class A               91,011

        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                6,791
           Class C               13,210
           Class R                   61
           Class Y                1,668
           Institutional Class       26

74V.    1  Net asset value per share (to nearest cent)
           Class A              $ 11.59

        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B              $ 11.11
           Class C              $ 11.10
           Class R              $ 11.57
           Class Y              $ 11.61
           Institutional Class  $ 11.74